                                                                    Exhibit 99.1


          NEXPRISE, INC. REPORTS RESULTS FOR THE THIRD QUARTER OF 2004

CARLSBAD, CA -- OCTOBER 21, 2004 -- NexPrise, Inc. (OTCBB: NXPS.OB), a provider of business process automation and management applications, today announced results for the three months ended September 30, 2004.

For the third quarter of 2004, NexPrise reported bookings, which represent contracted revenue for the next twelve months, of approximately $587,000, a decrease of 48% from the third quarter of 2003 and a decrease of 44% from the approximately $1.0 million of bookings reported in the second quarter of 2004. Revenues, which are comprised of customer agreements recognized evenly over the length of the contracts and up front perpetual license fees, were approximately $1.0 million for the three months ended September 30, 2004, an increase of 26% from the comparable period in 2003 and an increase of 52% over the second quarter of 2004.

Costs and expenses in the third quarter of 2004 were approximately $1.4 million, a reduction of 55% from the costs and expenses of approximately $3.2 million, reported in the third quarter of 2003. As of September 30, 2004, NexPrise's cash, cash equivalents and short-term investments were approximately $2.6 million. Total cash and short term investments used in the third quarter of 2004 was approximately $1.0 million, approximately $600,000 less than that used in the third quarter of 2003 after adjusting the 2003 figure for the $1.0 million received for the sale of an investment. The net loss per share in the third quarter of 2004 was $0.18, a 72% improvement from the $0.65 net loss per share reported in the same quarter last year.

ABOUT NEXPRISE

NexPrise, Inc., provides document management applications that can enable the secure storage and sharing of key documents, the automation of processes through creation of simple and complex workflows and the management of programs through action item tracking and document revision control. These solutions complement and expand on currently installed enterprise systems and allow for the ongoing process improvements companies require to meet their changing business demands. NexPrise, Inc. is headquartered in Carlsbad, California. For more information, please visit www.nexprise.com.

SAFE HARBOR STATEMENT

This press release contains "forward-looking" statements, as that term is used in Section 21E of the Securities Exchange Act of 1934, about NexPrise, Inc. Forward-looking statements are denoted by such words as "contracted revenue" or "can enable" and similar terms and phrases. These types of statements address matters that are subject to risks and uncertainties, which could cause actual results to differ materially. Factors that could cause or contribute to such differences include, but are not limited to, NexPrise's ability to collect revenues associated with such contracts and its ability to continue to generate business from new contracts. In addition, our forward-looking statements should be considered in the context of other risk factors discussed in our filings with the Securities and Exchange Commission, including but not limited to our on Form 10-K and 10-Q filings, available online at http://www.sec.gov. All forward-looking statements are based on information available to the company on the date hereof, and the company assumes no obligation to update such statements.
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                                  NEXPRISE, INC
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                       SEPT 30,         DECEMBER 31,
                                                                         2004              2003
                                                                      ---------          -------
                                                                      UNAUDITED          AUDITED

                                              ASSETS
Current assets:
  Cash and cash equivalents ....................................      $   1,094       $     991
  Short-term investments .......................................          1,500           5,000
  Accounts receivable ..........................................            296             743
  Prepaid expenses .............................................            429             321
  Other current assets .........................................            190             362
                                                                      ---------       ---------
      Total current assets......................................          3,509           7,417
Property and equipment, net ....................................             75              40
Intangible assets, net..........................................             35             139
Other long-term assets, net ....................................            242             317
                                                                      ---------       ---------
      Total assets .............................................      $   3,861       $   7,913
                                                                      =========       =========

                             LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
  Accounts payable .............................................      $      81       $      94
  Accrued compensation .........................................            299             552
  Accrued expenses .............................................          1,201           1,158
  Deferred revenue .............................................          1,204           1,590
                                                                      ---------       ---------
      Total current liabilities.................................          2,785           3,394

Notes payable...................................................         11,843          11,843

Commitments and contingencies

Stockholders' deficit:

 Preferred stock, no par value:2,500 shares authorized: none
 issued or outstanding .........................................             --              --
 Common stock, $.0002 par value; 20,000 shares authorized; 3,238
 and 3,237 shares issued and outstanding .......................             10              10
 Additional paid-in capital ....................................        631,771         631,774

 Deferred compensation .........................................            (14)           (143)

 Accumulated deficit ...........................................       (642,687)       (639,118)
  Accumulated other comprehensive income .......................            153             153
                                                                      ---------       ---------
      Total stockholders' deficit...............................        (10,767)         (7,324)
                                                                      ---------       ---------
      Total liabilities and stockholders' deficit ..............      $   3,861       $   7,913
                                                                      =========       =========

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                                 NEXPRISE, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                 THREE MONTHS ENDED       NINE MONTHS ENDED
                                                                    SEPTEMBER 30,           SEPTEMBER 30,
                                                               ---------------------      ----------------------
                                                                  2004        2003        2004         2003
                                                                  ----        ----        ----         ----
Net revenues................................................   $  1,024    $     814   $   2,350   $     2,537
Costs and expenses
     Cost of product licenses and services..................        297          238         851           824
     Cost of amortization of purchased technology...........         34          491         102         1,473
     Research and development...............................        463          749       1,649         2,099
     Sales and marketing.....................................       263        1,068       1,265         2,989
     General and administrative.............................        362          631       1,541         2,247
     Restructuring & settlement (benefit)...................          -            -           -          (493)
                                                               --------     --------    --------    ----------

    Total costs and expenses................................      1,419        3,177       5,408         9,139
                                                               --------     --------    --------    ----------
Operating loss..............................................       (395)      (2,363)     (3,058)       (6,602)

Interest expense............................................       (189)        (189)       (567)         (567)
Interest income and other, net..............................          7           57          56           218
Investment losses...........................................          -          400           -           287
                                                               --------     --------    --------    ----------


Loss from continuing operations.............................       (577)      (2,095)     (3,569)       (6,664)

Gain from discontinued operations...........................          -            -           -           334
                                                               --------     --------    --------     ---------
Net loss....................................................  $    (577)   $  (2,095)  $  (3,569)   $   (6,330)
                                                               ========     ========    ========     =========

Basic and diluted loss per share from continuing operations.. $   (0.18)   $   (0.65)  $   (1.10)   $    (2.06)
Basic and diluted gain per share from discontinued operations $       -    $       -   $       -    $     0.10
Basic and diluted net loss per share......................... $   (0.18)   $   (0.65)  $   (1.10)   $    (1.96)
Weighted average common shares outstanding used
    in computing basic and diluted net loss per share........     3,238        3,233       3,238         3,229


For Investor Inquiries
Jerome Natoli
NexPrise, Inc.
(650) 327-6850
ir@nexprise.com